INTANGIBLE ASSETS, NET	12 Months Ended
Aug. 31, 2020
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.       INTANGIBLE ASSETS, NET

Intangible assets, net, consisted of the following:

	As of August 31,
	2019	2020
	RMB	RMB
Brand names
with indefinite lives	345,624	411,240
with definite lives	104,586	113,786
Trademarks	32,016	32,016
Customer relationship	35,100	35,100
Non-compete agreements	45,700	49,100
Student base	16,476	23,152
Others*	6,500	9,190
Total costs	586,002	673,584
Less: accumulated amortization	33,991	76,057
Intangible assets, net	552,011	597,527

*  Others include core curriculum, software, backlog and license.

Amortization expenses for the intangible assets for the years ended August 31, 2018, 2019 and 2020 were RMB 6,620, RMB 23,355 and RMB 41,447 respectively. As of August 31, 2020, the estimated amortization expenses related to intangible assets for each of the next five years is expected to be RMB 29,087, RMB 26,715, RMB 21,535, RMB 19,172, and RMB 15,199 respectively.